UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2012

TELEDYNE LECROY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26634	13-2507777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Chestnut Ridge Road Chestnut Ridge, New York		10977
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 425-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Introductory Note

On August 3, 2012, Luna Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and wholly-owned subsidiary of Teledyne Technologies Incorporated, a Delaware corporation (“Teledyne”), merged with and into LeCroy Corporation, a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated May 28, 2012, by and among Teledyne, Merger Sub and the Company (the “Merger Agreement”), with the Company continuing as the surviving corporation (the “Merger”). As a result of the Merger, the Company became a wholly-owned subsidiary of Teledyne and changed its name to “Teledyne LeCroy, Inc.”

Item 1.02.	Termination of a Material Definitive Agreement

On August 3, 2012, in connection with the Merger, the Company repaid and terminated all commitments under the Credit Agreement, dated as of August 11, 2011, as amended, between the Company and RBS Citizens, N.A., as lender (the “Credit Agreement”). In connection with such termination, the Company repaid all principal amounts, all accrued and unpaid interest, and breakage and accruing fees owing by the Company to RBS Citizens, N.A. under the Credit Agreement through the date of termination, and all liens on assets of the Company were released and terminated.

The material terms of the Credit Facility are described in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 under “Item 1. Financial Statements, Note 12 Debt and Capital Leases.” Such description is hereby incorporated into this report by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Under the terms of the Merger Agreement, at the effective time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time (other than shares owned by Teledyne, Merger Sub, the Company or any stockholders who have properly exercised and perfected appraisal rights under Delaware law) was converted automatically into the right to receive $14.30 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”). Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company (whether vested or unvested) and stock appreciation right was converted into the right to receive an amount in cash equal to the excess, if any, of $14.30 over the exercise price of such option (or base price, in the case of stock appreciation rights), without interest and less any applicable withholding taxes.

On August 3, 2012, the Company notified The NASDAQ Stock Market LLC (“NASDAQ”) of its intent to remove its common stock from listing on NASDAQ in connection with the Merger, and requested that NASDAQ file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Company’s common stock. On August 3, 2012, NASDAQ filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 to delist and deregister the Company’s common stock.

The Company intends to file with the SEC a certification and notice of termination on Form 15 with respect to the Company’s common stock, requesting that the Company’s common stock be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the reporting obligations of the Company with respect to the Company’s common stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders

Under the terms of the Merger Agreement, at the effective time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time (other than shares owned by Teledyne, Merger Sub, the Company or any stockholders who have properly exercised and perfected appraisal rights under Delaware law) was converted automatically into the right to receive the Merger Consideration. Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company (whether vested or unvested) and stock appreciation right was converted into the right to receive an amount in cash equal to the excess, if any, of $14.30 over the exercise price of such option (or base price, in the case of stock appreciation rights), without interest and less any applicable withholding taxes.

At the effective time of the Merger, holders of shares of the Company’s common stock ceased to have any rights as stockholders of the Company (other than the right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth. The information set forth under Item 3.01 above and Item 5.01 below is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant

On August 3, 2012, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company with the Company continuing as the surviving corporation in the Merger. As a result of the Merger, the Company became a wholly-owned subsidiary of Teledyne and changed its name to “Teledyne LeCroy, Inc.” In the Merger, at the effective time of the Merger, each share of the Company’s common stock issued and outstanding immediately prior to the effective time (other than shares owned by Teledyne, Merger Sub, the Company or any stockholders who have properly exercised and perfected appraisal rights under Delaware law) was converted automatically into the right to receive the Merger Consideration. Additionally, at the effective time of the Merger, each outstanding option to purchase common stock of the Company (whether vested or unvested) and stock appreciation right was converted into the right to receive an amount in cash equal to the excess, if any, of $14.30 over the exercise price of such option (or base price, in the case of stock appreciation rights), without interest and less any required withholding taxes.

The purchase price paid by Teledyne was funded by (i) borrowings under Teledyne’s existing credit facility and (ii) cash on hand. The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K with the SEC on May 29, 2012. The information set forth under Item 5.02 below is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger on August 3, 2012, Robert Mehrabian, Aldo Pichelli, Thomas Reslewic, Sue Main and Melanie Cibik became the initial directors of the surviving corporation until their successors are duly elected or appointed or qualified or until their earlier death, resignation, or removal. The named executive officers of the Company remained in their roles following the completion of the Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, the Company’s certificate of incorporation was amended and restated in its entirety to be in the form of the certificate of incorporation attached hereto as Exhibit 3.1, and so amended and restated became the certificate of incorporation of the surviving corporation. The bylaws of Merger Sub, in effect at the effective time of the Merger and attached hereto as Exhibit 3.2, became the bylaws of the surviving corporation until thereafter amended as provided by the bylaws and applicable law (and subject to the Merger Agreement).

Item 8.01	Other Events.

On August 6, 2012, the Company and Teledyne issued a joint press release announcing the closing of the Merger. The full text of the press release, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of May 28, 2012 among Teledyne Technologies Incorporated, Luna Merger Sub, Inc. and the Company (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 29, 2012)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

99.1	Joint Press Release, dated as of August 6, 2012, of the Company and Teledyne announcing the closing of the Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEDYNE LECROY, INC., a Delaware corporation

Date: August 6, 2012	By:	/s/ Sean B. O’Connor
Sean B. O’Connor
Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

2.1	Agreement and Plan of Merger, dated as of May 28, 2012 among Teledyne Technologies Incorporated, Luna Merger Sub, Inc. and the Company (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on May 29, 2012)

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

99.1	Joint Press Release, dated as of August 6, 2012, of the Company and Teledyne announcing the closing of the Merger